Exhibit 10.8

AMENDMENT NUMBER TWO TO THE

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

This Amendment Number Two (this “Amendment”) to the Amended and Restated Stockholders’ Agreement dated as of December 29, 1999 (the “Agreement”) is made as of August 11, 2000 by and among ProFlowers, Inc., a Delaware corporation (the “Company”), certain of the individuals and entities listed on Schedule A (the “Existing Stockholders”) and Collector Café Ltd. (the “New Stockholder”). Capitalized terms used herein which are not defined herein shall have the definition ascribed to them in the Agreement.

RECITALS

A. The Company previously issued certain shares of the Company’s Common Stock (the “Shares”) to Flying Flowers, Ltd. (“Flying Flowers”) pursuant to that certain Agreement and Plan of Reorganization (the “Merger Agreement”) entered into among the Company, Flower Farm Direct, Inc., a Florida corporation (“Flower Farm Direct”) and certain other investors dated December 17, 1999.

B. Flying Flowers desires to transfer Shares acquired pursuant to the Merger Agreement to the New Stockholder, a wholly owned subsidiary of Flying Flowers (the “Transfer”), and in connection therewith, the Company and the Existing Stockholders desire to add the New Stockholder as a party to the Agreement.

C. Section 11.8 of the Agreement provides that any term of the Agreement may be amended, and the observance of any term may be waived, with the written consent of (a) the Company, (b) the holders of fifty-one percent (51%) of the Capital Holdings (as defined in the Merger Agreement) of all Stockholders who were stockholders of the Company immediately prior to the execution of the Merger Agreement, (c) the holders of fifty-one percent (51%) of the Capital Holdings of all Stockholders who were stockholders of Flower Farm Direct immediately prior to the execution of the Merger Agreement and (d) the holders of a majority of the Company’s Series B Preferred Stock.

In consideration of the foregoing and the promises and covenants contained herein and other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.	ADDITIONAL PARTIES TO THE AGREEMENT.

The New Stockholder shall be deemed to have entered into and become a party to the Agreement and shall be deemed a “Stockholder” for all purposes under the Agreement.

2.	EFFECT OF AMENDMENT.

Except as amended and set forth above, the Agreement shall continue in full force and effect.

3.	WAIVER OF CERTAIN RIGHTS.

Each Existing Stockholder hereby waives any purchase rights, rights of first offer or rights of co-sale as set forth in Sections 2 and 3 of the Agreement that might otherwise be operative with respect to the Transfer.

Each Existing Stockholder further acknowledges and agrees that, notwithstanding Section 11.1 of the Agreement, Flying Flowers may assign the applicable rights expressed in Sections 2, 3 and 8 of the Agreement to the New Stockholder in connection with the Transfer. By the execution hereof, each Existing Stockholder acknowledges and waives any requirement of due notice of the Transfer to the extent notice thereof is required or contemplated under the Agreement.

4.	COUNTERPARTS.

This Amendment may be executed in any number of counterparts, each which will be deemed an original, and all of which together shall constitute one instrument.

5.	SEVERABILITY.

If one or more provisions of this Amendment are held to be unenforceable under applicable law, such provision shall be excluded from this Amendment and the balance of the Amendment shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

6.	ENTIRE AGREEMENT.

This Amendment, together with the Agreement, constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

7.	GOVERNING LAW.

This Amendment shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

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2

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

COMPANY:	PROFLOWERS, INC. a Delaware corporation

	By:	/s/ Steven J. Kemper
Steven J. Kemper Chief Financial Officer

NEW STOCKHOLDER:	COLLECTOR CAFÉ LTD.

	By:	/s/ Tim Dunningham

	Its:	Tim Dunningham

Address:	Retreat Farm, St. Lawrence

Jersey C.I.
011 44 1534865553

EXISTING STOCKHOLDERS:	JPS INTERNATIONAL LLC

	By:	/s/ Jared P. Schutz
Jared P. Schutz Managing Member

Address:	1920 13th Street, Suite A
Boulder, CO 80302

INTERNET FLORAL CONCEPTS, L.P.

	By:	JPS International, LLC
	Its:	General Partner

	By:	/s/ Jared P. Schutz
Jared P. Schutz General Partner

Address:	1920 13th Street, Suite A
Boulder, CO 80302

[SIGNATURE PAGE TO AMENDMENT NUMBER TWO

TO STOCKHOLDERS’ AGREEMENT]

ABRAHAM J. WYNPERLE

/s/ Abraham J. Wynperle
Abraham J. Wynperle

Address:	3066 N.W. 30th Way
Boca Raton, FL 33433

YUVAL MOED

/s/ Yuval Moed
Yuval Moed

Address	7050 N.W. 70th Street
Parkland, FL 33067

FLYING FLOWERS, LTD.

	By:	/s/ Tim Dunningham

	Its:	Tim Dunningham, Director

Address	Retreat Farm, St. Lawrence

Jersey

[SIGNATURE PAGE TO AMENDMENT NUMBER TWO

TO STOCKHOLDERS’ AGREEMENT]

Schedule A

EXISTING STOCKHOLDERS

JPS International LLC

Internet Floral Concepts, L.P.

Abraham J. Wynperle

Yuval Moed

Flying Flowers Ltd.